UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.    )

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☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT-2

THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT-10

THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT-11

(Name of Registrant as Specified In Its Charter)

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THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT-2

THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT-10

THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT-11

Prudential Retirement Services

30 Scranton Office Park Scranton, PA 18507-1789

IMPORTANT PROXY MATERIALS

PLEASE VOTE NOW!

October 1, 2014

Dear Contractholder/Participant:

I am inviting you to vote on several important proposals relating to the management and operation of your Account. A special meeting of persons having voting rights with respect each of the Accounts identified above is scheduled for November 26, 2014. This package contains information about each of the proposals and includes materials you will need to vote.

The Committee of each Account has reviewed the proposals and has recommended that the proposals be presented for your consideration: the final decision is yours. Contractholders/Participants of each Account are being asked to approve the same proposals, so in order to save money for your Account, one proxy statement has been prepared for all of the Accounts. To help you understand the proposals, we are including a section that answers commonly asked questions. The accompanying proxy statement includes a detailed description of each of the proposals relating to your Account.

Please read the enclosed materials carefully and cast your vote. Remember, your vote is extremely important, no matter how large or small your holdings. By voting now, you can help avoid additional costs that are incurred with follow-up letters and calls from a proxy solicitor.

To vote, you may use any of the following methods:

•	By Mail. Please complete, date and sign your voting instruction form(s) before mailing it (or them) in the enclosed postage-paid envelope.

•	By Internet. Have your voting instruction form available. Go to the web site listed on your voting instruction form. Enter your control number from your voting instruction form. Follow the simple instructions found on the web site. Votes must be entered by 11:59 p.m. Eastern time on the day prior to the Meeting.

•	By Telephone. Have your voting instruction form available. Call the toll-free number listed on your voting instruction form. Enter your control number from your voting instruction form. There is no charge to you for the call. Follow the recorded instructions. Votes must be entered by 11:59 p.m. Eastern time on the day prior to the Meeting.

•	In Person. By attending the meeting and voting your interests.

If you have any questions before you vote, please call D.F. King & Co. Inc. at 866-828-6929 toll free. They will be happy to help you understand the proposal and assist you in voting. Thank you for your participation.

[INSERT PARKER SIGNATURE GRAPHIC HERE]

Stuart Parker

President

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSALS

Please read the enclosed proxy statement for a complete description of the proposals. However, as a quick reference, the following questions and answers provide a brief overview of the proposals.

Q. WILL THE PROPOSED CHANGES RESULT IN HIGHER FEES OR EXPENSES?

A. No. The rate of the management fees and other expenses incurred by each Account will not change.

Q. WILL THE PROPOSAL RESULT IN HIGHER COMMITTEE MEMBER FEES TO BE PAID BY THE ACCOUNT?

A. No. Under each Account’s Management Agreement, the Account’s Manager, Prudential Investments LLC, or its affiliates pay the fees and expenses for the Committee Members.

Q. WHAT PROPOSALS AM I BEING ASKED TO VOTE ON?

A. The purpose of the proxy is to ask you to vote on three issues:

–	to elect 12 Committee Members,

–	to approve a policy to permit each Account’s Manager to enter into or make material changes to your Account’s subadvisory agreement with wholly-owned subadvisers without contractholder approval, and

–	to designate each Account’s investment objective as a non-fundamental policy, so that it may be changed by the Account’s Committee without a contractholder vote.

Q. ARE YOU RECOMMENDING A NEW COMMITTEE FOR THE ACCOUNTS?

A. No. All but one of the individuals nominated for election currently serve on the existing Committees (except with respect to the Prudential Variable Contract Account-2). Nine of the individual Committee nominees are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the 1940 Act)).

Q. WHY IS THE ACCOUNTS’ MANAGER SEEKING AUTHORITY TO ENTER INTO OR MAKE MATERIAL CHANGES TO SUBADVISORY AGREEMENTS WITH WHOLLY-OWNED SUBADVISERS?

A. Currently, the Accounts’ Manager, with Committee approval, can enter into and amend subadvisory agreements with subadvisers that are not affiliated with the Manager without obtaining contractholder approval , thereby avoiding the expense and delay entailed in seeking contractholder approval and permitting the Accounts to more quickly and efficiently respond to changes in market conditions and other factors. The Manager and the Committee believe that it is in the best interests of the Accounts and their contractholders to similarly permit the Manager to enter into subadvisory agreements with wholly-owned subadvisers, subject to Committee approval, but without contractholder approval.

Q. DOES DESIGNATING THE INVESTMENT OBJECTIVE OF EACH ACCOUNT AS NON-FUNDAMENTAL MEAN THAT THE ACCOUNTS’ INVESTMENT OBJECTIVES WILL BE CHANGED?

A. No. There is no present intention to change the investment objective for any Account. Although designating an investment objective as non-fundamental means that contractholder approval would no longer be required before a change in an Account’s investment objective, Committee approval and contractholder notification would continue to be required before any Account’s investment objective could be changed.

Q. HOW MANY VOTES DO YOU NEED TO APPROVE THESE PROPOSALS?

A. We need a plurality of the votes cast to approve Proposal No. 1. For Proposals No. 2 and 3, we need the affirmative vote of a majority of each Account’s outstanding voting securities, as defined by the 1940 Act.

Q. DOES MY VOTE MAKE A DIFFERENCE?

A. Yes. Even if you have a small interest, you help the Accounts receive enough votes to act on the proposals by casting your vote as soon as possible. By voting early, you help avoid the expense of sending additional mailings to try to get persons having voting rights to cast more votes.

Q. WHAT IF WE DO NOT HAVE ENOUGH VOTES TO MAKE THIS DECISION BY THE SCHEDULED SPECIAL MEETING DATE?

A. If we do not receive sufficient votes to hold the meeting, we or D.F. King & Co, Inc., a proxy solicitation firm, may contact you by mail or telephone to encourage you to vote. Contractholders/Participants should review the proxy materials and cast their vote to avoid additional mailings or telephone calls. If we do not have enough votes to approve the proposals by the time of the special meeting of persons having voting rights with respect each of the Accounts at 10:00 a.m. on November 26, 2014, the meeting may be adjourned to permit further solicitation of proxy votes.

Q. HAS EACH ACCOUNT’S COMMITTEE APPROVED THE PROPOSALS?

A. Yes. Your Account’s Committee has approved the proposals and recommends that you vote to approve them.

Q. HOW MANY VOTES AM I ENTITLED TO CAST?

A. As a Contractholder/Participant, you are entitled to one vote for each dollar in your individual accumulation account(s) in the Account as of the record date. The record date is September 12, 2014.

Q. HOW DO I VOTE?

A. You can vote 24 hours a day, 7 days week by telephone, by mail via the enclosed voting instruction form, and by Internet. You can also vote by attending the Meeting. Please see the enclosed proxy materials for complete details. If you have any questions before you vote, please call D. F. King & Co., Inc., at 866-828-6929 toll-free. They will be happy to help you understand the proposals and assist you in voting.

Q. HOW DO I SIGN THE VOTING INSTRUCTION FORM?

A. INDIVIDUAL ACCOUNTS: Contractholders/Participants should sign exactly as their names appear on the account registration shown on the card.

JOINT ACCOUNTS: Both owners must sign and the signatures should conform exactly to the names shown on the account registration.

ALL OTHER ACCOUNTS: The person signing must indicate his or her capacity. For example, a trustee for a trust should include his or her title when he or she signs, such as “Jane Doe, Trustee”; or an authorized officer of a company should indicate his or her position with the company, such as “John Smith, President.”

The attached proxy statement contains more detailed information about each of the proposals. Please read it carefully.

THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT-2

THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT-10

THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT-11

Prudential Retirement Services

30 Scranton Office Park

Scranton, PA 18507-1789

NOTICE OF SPECIAL MEETING OF PERSONS HAVING VOTING RIGHTS

TO BE HELD ON

November 26, 2014

Dear Contractholder/Participant:

A special meeting of persons having voting rights of each of the above-listed Accounts (the Meeting) will be held at the offices of Prudential Investments LLC (PI), 100 Mulberry Street, Gateway Center Three, 4th Floor, Newark, New Jersey on November 26, 2014 at 10:00 a.m. Eastern Time. The purpose of the Meeting is to consider and act upon the following proposals:

1.	For each Account, to elect twelve Committee Members.

2.	For each Account, to approve a policy to permit PI to enter into or make material changes to the Account’s subadvisory agreements with subadvisers that are wholly-owned subsidiaries of PI or a sister company of PI (wholly-owned subadvisers) without Contractholder/Participant approval.

3.	For each Account, to designate the Account’s investment objective as a non-fundamental policy of the Account, meaning that the Account’s investment objective could be changed with the approval of the Committee of each Account, but without Contractholder/Participant approval.

The Meeting will be a Special Meeting for each Account.

You are entitled to vote at the Meeting, and at any adjournments thereof, of each Account in which you had an interest at the close of business on September 12, 2014. If you attend the Meeting, you may vote your interest in person. If you do not expect to attend the Meeting, please complete, date, sign and return each enclosed voting instruction form in the enclosed postage paid envelope or vote by internet or telephone.

By order of the Committees,

Deborah A. Docs

Secretary

Dated: October 1, 2014

ONE OR MORE VOTING INSTRUCTION FORMS FOR YOUR ACCOUNT(S) ARE ENCLOSED ALONG WITH THE PROXY STATEMENT. PLEASE VOTE YOUR INTEREST TODAY BY SIGNING AND RETURNING THE ENCLOSED VOTING INSTRUCTION FORMS IN THE POSTAGE PREPAID ENVELOPE PROVIDED. YOU CAN ALSO VOTE YOUR INTERESTS THROUGH THE INTERNET OR BY TELEPHONE USING THE “CONTROL” NUMBER THAT APPEARS ON THE ENCLOSED VOTING INSTRUCTION FORMS AND FOLLOWING THE SIMPLE INSTRUCTIONS.

THE COMMITTEE OF EACH ACCOUNT RECOMMENDS THAT YOU VOTE “FOR” EACH PROPOSAL.

THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT-2

THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT-10

THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT-11

Prudential Retirement Services

30 Scranton Office Park

Scranton, PA 18507-1789

PROXY STATEMENT DATED OCTOBER 1, 2014

Joint Special Meetings of Persons Having Voting Rights

to Be Held on November 26, 2014

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY STATEMENT

The proxy statement is available at www.prudentialfunds.com/fundchanges

This proxy statement is being furnished to persons having voting rights with respect to the above-listed Accounts (each, an Account) in connection with the solicitation by the Committee of each Account of proxies to be used at a special meeting of persons having voting rights to be held at Gateway Center Three, 100 Mulberry Street, 14th Floor, Newark, New Jersey 07102 on November 26, 2014 at 10:00 a.m., Eastern Time, or any adjournments thereof. The Meeting will be a Special Meeting for each Account. This proxy statement is being first mailed to persons having voting rights on or about October 1, 2014, and is also available at www.prudentialfunds.com/fundchanges.

Each Account is a separate account of The Prudential Insurance Company of America (Prudential Insurance) and is a management investment company registered under the 1940 Act. Ownership interests in the Account are referred to as “Units,” and the persons having voting rights with respect to the Account are “Contractholders/Participants.” The Committee of each Account, which serves the same function as a mutual fund’s board of directors, is referred to as the “Committee,” and the individuals serving on the Committee are “Committee Members.”

Prudential Investments LLC (PI or the Manager), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, serves as each Account’s Manager under a management agreement with each Account (the Management Agreement). Prudential Investment Management Services LLC (PIMS), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, serves as the distributor of the contracts issued in connection with the Account.

Investment subadvisory services are provided to each Account by PI through its affiliates: Jennison Associates LLC (Jennison), and Prudential Investment Management, Inc. (PIM, and together with Jennison, the Subadvisers). Jennison is located at 466 Lexington Avenue, New York, New York 10017. PIM is located at Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102.

Set forth below are the Subadvisers for each Account as of the date of this proxy statement:

Account	Subadviser
The Prudential Variable Contract Account-2	Jennison
The Prudential Variable Contract Account-10	Jennison
The Prudential Variable Contract Account-11	PIM

VOTING INFORMATION

Under most Section 403(b) plans, Participants have voting rights in each Account, and this proxy statement will be sent to them. Under some qualified plans, the Contractholder will have the voting rights. In general, for qualified plans with a trustee, we will send the proxy statement to the Contractholder so it can determine whether the plan provides for voting by the Contractholder or the Participants.

Voting rights are determined as of the close of business on the record date of September 12, 2014. The person having voting rights is entitled to the number of votes and fractions thereof equal to the number of dollars and fractions thereof in the individual accumulation account(s) in the Account. Prudential Insurance is entitled to vote any Units representing its own funds invested in the Account as of the record date. For the Account, Prudential Insurance will cast any votes based on any of its own funds in the same proportions as all other persons having voting rights represented at the Meeting in person or by proxy. For example, if 90% of votes received from persons having voting rights in a particular Account are in favor of the Proposal, Prudential Insurance will cast 90% of its votes in that Account in favor of the Proposal. The table below provides information regarding the outstanding voting rights as of the record date.

Account	Units Outstanding	Dollar Value of Units Outstanding
The Prudential Variable Contract Account-2
The Prudential Variable Contract Account-10
The Prudential Variable Contract Account-11

The presence, in person or by proxy, of more than 35% of the votes which may be cast will constitute a quorum for the transaction of business at the Meeting. If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve a Proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of those Units present and entitled to vote at the Meeting in person or by proxy.

If a proxy that is properly executed and returned is accompanied by instructions to withhold authority to vote (an abstention) or represents a broker “non-vote” (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote on a particular matter with respect to which the broker or nominee does not have discretionary power), the Units represented thereby, with respect to matters to be determined by a plurality of the votes cast on such matters (including proposed adjournments on such matters), will be considered present for purposes of determining the existence of a quorum for the transaction of business, but, not being cast, will have no effect on the outcome of such matters.

The individuals named as proxies on the enclosed voting instruction forms will vote in accordance with your direction as indicated thereon if your card is received properly executed by you or by your duly appointed agent or attorney-in-fact. If your card is properly executed and you give no voting instructions, your Units will be voted FOR each Proposal. If any nominee for the Committee should withdraw or otherwise become unavailable for election, your Units will be voted in favor of such other nominee or nominees as the Manager may recommend. You may revoke any voting instruction form by giving another proxy or by letter or telegram revoking the initial proxy. To be effective your revocation must be received by the Account prior to the Meeting and must indicate your name and account number.

Contractholders/Participants may revoke their instructions, but to be effective, Prudential Insurance must receive written notice of the revocation prior to 6 p.m. on November 25, 2014. Alternatively, contractholders may attend a Meeting and vote in person, in which case any prior instructions provided will be revoked.

This solicitation is being made by mail, but it also may be made by telephone or facsimile. Prudential Insurance will bear the cost of this solicitation, including the costs of any solicitation or other services furnished by D.F. King & Co. Inc.

Copies of each Account’s most recent annual report, including financial statements, have previously been delivered to Contractholders/Participants. Persons having voting rights may obtain without charge additional copies of each Account’s annual report by writing us at Prudential Retirement Services, 30 Scranton Office Park, Scranton, PA 18507-1789, or by calling 1-866-665-7684 (toll free).

Contractholders/Participants voting via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies that must be borne by the Contractholders/Participants.

PROPOSAL No. 1 TO ELECT COMMITTEE MEMBERS

The Committee of each Account has nominated the twelve individuals identified below for election to each Account’s Committee. Pertinent information about each nominee is set forth below. Each of the nominees has consented to being named in this proxy statement, and has indicated a willingness to serve if elected. All of the nominees currently serve as a Committee Member for each of the Accounts, with the exception of Ms. Torres, who does not currently serve as a Committee Member, and Mr. Parker.1

Section 16 of the 1940 Act effectively requires that at least 2/3 of the members of an Account’s Committee be elected by contractholders immediately after the Committee’s appointment of a new member. In addition, there must be a majority of contractholder-elected Account Members on the Committee. The last time that Contractholders/Participants of The Prudential Variable Contract Account-10 and The Prudential Variable Contract Account-11 elected Committee Members was in 2010, and the last time that Contractholders/Participants of The Prudential Variable Contract Account-2 elected Committee Members was in 2008. Since those elections, as a result of retirements and subsequent appointments of new Committee Members, each Account is near or at its statutory limitations under the 1940 Act and can no longer appoint additional Committee Members without a vote by Contractholders/Participants.

To ensure the continuity and uninterrupted functioning of the Committee of each Account in compliance with the 1940 Act, and to allow each Committee to appoint new members in the future as circumstances and conditions may warrant, each Account’s current Committee Members believe that it is prudent and appropriate for Contractholders/Participants to elect each nominee for each Account covered by this proxy statement. By electing the nominees, the Committee Members of each Account will have the flexibility necessary to appoint new members in the future in compliance with the requirements of the 1940 Act.

If elected, all nominees will hold office until the earlier to occur of: (a) the next meeting of Contractholders/Participants of the Account at which Committee Members are elected and until their successors are elected and qualified; or (b) until their terms expire in accordance with each Account’s retirement policy; or (c) until they resign or are removed as permitted by law. Each Account’s retirement policy generally calls for the retirement of Committee Members on December 31 of the year in which they reach the age of 75.

Depending on the Account, any Committee Member may be removed by the holders of not less than a majority of the contracts issued in connection with the Account entitled to vote on the election of Committee Members, or by the holders of not less than two-thirds of the contracts issued in connection with the Account entitled to vote on the election of Committee Members. In the event of a vacancy on the Committee, the remaining Committee Members intend to fill such vacancy by

[1]	Stuart Parker currently serves as a Board Member for all of the funds in the Prudential retail mutual fund complex with the exception of Prudential MoneyMart Assets, Inc. and the Prudential Variable Contract Account-2.

appointing another Committee Member, so long as immediately after such appointment, at least two-thirds of the Committee Members have been elected by contractholders.

Committee Members who are not “interested persons” of an Account (as defined in the 1940 Act) are referred to as Independent Committee Members. Committee Members who are interested persons of an Account are referred to as Interested Committee Members.

The Committee of each Account is currently composed of two Interested Committee Members and eleven Independent Committee Members. The Chair of the Committee is Richard Redeker, who is an Independent Committee Member. Two current Independent Committee Members, Robin B. Smith and Douglas McCorkindale, have announced their intention to retire at the end of 2014 in accordance with the Accounts’ retirement policy. If all of the individuals nominated for election are elected by Contractholders/Participants, the Committee of each Account will be comprised of nine Independent Committee Members and three Interested Committee Members.

It is expected that the Committee Members will meet at least four times a year at regularly scheduled meetings. The number of Committee meetings held during each Account’s most recent fiscal year is set forth in Exhibit C.

None of the nominees is related to another. None of the Independent Committee Members of each Account nor persons nominated to become Independent Committee Members owns shares of Prudential Financial, Inc. or its affiliates.

The name, age, current Committee position, business experience and address of each Independent Committee Member nominee and each Interested Committee Member nominee (each a Nominee), as well as information regarding their service on the boards of other mutual funds in the Prudential mutual fund complex, is as follows:

PROPOSED INDEPENDENT COMMITTEE MEMBER NOMINEES

Ellen S. Alberding* (56) | Committee Member | Since 2013

Principal Occupation(s) During Past 5 Years: President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (since 2011); Trustee, Skills for America’s Future (national initiative to connect employers to community colleges) (since 2011); Trustee, National Park Foundation (charitable foundation for national park system) (since 2009); Trustee, Economic Club of Chicago (since 2009).

Number of Portfolios in Fund Complex† Overseen by Nominee: 71

Other Directorships Held by Nominee**: None.

Kevin J. Bannon* (62) | Committee Member | Since 2008

Principal Occupation(s) During Past 5 Years: Managing Director (since April 2008) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.

Number of Portfolios in Fund Complex† Overseen by Nominee: 71

Other Directorships Held by Nominee**: Director of Urstadt Biddle Properties (since September 2008).

Linda W. Bynoe* (62) | Committee Member | Since 2005

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).

Number of Portfolios in Fund Complex† Overseen by Nominee: 71

Other Directorships Held by Nominee**: Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Keith F. Hartstein* (57) | Committee Member | Since 2013

Principal Occupation(s) During Past 5 Years: Retired; Formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).

Number of Portfolios in Fund Complex† Overseen by Nominee: 71

Other Directorships Held by Nominee**: None.

Michael S. Hyland* (68) | Committee Member | Since 2008

Principal Occupation(s) During Past 5 Years: Retired (since February 2005); Formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).

Number of Portfolios in Fund Complex† Overseen by Nominee: 71

Other Directorships Held by Nominee**: None

Stephen P. Munn* (72) | Committee Member | Since 2008

Principal Occupation(s) During Past 5 Years: Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).

Number of Portfolios in Fund Complex† Overseen by Nominee: 71

Other Directorships Held by Nominee**: None.

James E. Quinn* (62) | Committee Member | Since 2013

Principal Occupation(s) During Past 5 Years: Retired; Formerly President (2003-2012) and Director (2003-2008), and Vice Chairman and Director (1998-2003), Tiffany & Company (jewelry retailing); Director, Mutual of America Capital Management Corporation (asset management) (since 1996); Director, Hofstra University (since 2008); Vice Chairman, Museum of the City of New York (since 1994).

Number of Portfolios in Fund Complex† Overseen by Nominee: 71

Other Directorships Held by Nominee**: Director of Deckers Outdoor Corporation (footwear manufacturer) (since 2011).

Richard A. Redeker* (71) | Committee Member & Independent Chair | Since 2003 | Independent Chair Since 2011

Principal Occupation(s) During Past 5 Years: Retired Mutual Fund Senior Executive (44 years); Management Consultant; Director, Mutual Fund Directors Forum (since 2014); Independent Directors Council (organization of 2,800 Independent Mutual Fund Directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.

Number of Portfolios in Fund Complex† Overseen by Nominee: 71

Other Directorships Held by Nominee**: None.

Stephen G. Stoneburn* (71) | Committee Member | Since 2003

Principal Occupation(s) During Past 5 Years: Chairman, (since July 2011), President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).

Number of Portfolios in Fund Complex† Overseen by Nominee: 71

Other Directorships Held by Nominee**: None.

PROPOSED INTERESTED BOARD MEMBER NOMINEES

Stuart S. Parker* (51) | Committee Member & President | Since 2012 | See Note 1

Principal Occupation(s) During Past 5 Years: President of Prudential Investments LLC (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005-December 2011).

Number of Portfolios in Fund Complex† Overseen by Nominee: 65

Other Directorships Held by Nominee**: None.

Scott E. Benjamin* (41) | Committee Member & Vice President | Since 2009 | See Note 1

Principal Occupation(s) During Past 5 Years: Executive Vice President (since June 2009) of Prudential Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).

Number of Portfolios in Fund Complex† Overseen by Nominee: 71

Other Directorships Held by Nominee**: None.

Grace C. Torres* (55) | See Note 1

Principal Occupation(s) During Past 5 Years: Retired; Formerly Treasurer and Principal Financial and Accounting Officer of the Prudential Investments Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund, Inc. (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of Prudential Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.

Number of Portfolios in Fund Complex† Overseen by Nominee: None.

Other Directorships Held by Nominee**: None.

*	The address of each Nominee is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.
**	Includes only directorships of companies required to register or file reports with the Securities and Exchange Commission (SEC) under the Securities Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.
†	The Fund Complex consists of all investment companies managed by PI. The funds for which PI serves as manager include the Prudential Investments Mutual Funds, Target Mutual Funds, The Prudential Variable Contract Accounts 2, 10 and 11, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Advanced Series Trust, and Prudential’s Gibraltar Fund, Inc.

Note 1: Messrs. Parker and Benjamin are Interested Committee Members by virtue of their positions with PI. Prior to her retirement in 2014, Ms. Torres was employed by PI. Due to her prior employment, she is considered to be an “interested person” under the 1940 Act. If elected, Ms. Torres will be a non-management Interested Committee Member.

The following tables set forth the dollar range of the investment of each nominee in the Accounts as of December 31, 2013. The tables also include the aggregate dollar range of securities held by each Nominee in all funds in the Prudential Fund Complex (the Funds) overseen by that Nominee as of December 31, 2013. The Nominating and Governance Committee encourages each Committee Member to maintain investments in one or more Funds/Accounts that are equal to the aggregate fees for one year that he or she receives for Committee-related service to the Funds/Accounts. Under ordinary circumstances, new Independent Committee Members have two years to comply with this policy.

SHARE OWNERSHIP TABLE

INDEPENDENT COMMITTEE MEMBER NOMINEES

Nominee	Account	Dollar Range of Securities in each Account	Aggregate Dollar Range of Securities in all Registered Investment Companies in Prudential Fund Complex Overseen by Nominee
Ellen S. Alberding	All Accounts	None	None
Kevin J. Bannon	All Accounts	None	Over $100,000
Linda W. Bynoe	All Accounts	None	Over $100,000
Keith F. Hartstein	All Accounts	None	Over $100,000
Michael S. Hyland	All Accounts	None	Over $100,000
Stephen P. Munn	All Accounts	None	Over $100,000
James E. Quinn	All Accounts	None	Over $100,000
Richard A. Redeker	All Accounts	None	Over $100,000
Stephen G. Stoneburn	All Accounts	None	Over $100,000

SHARE OWNERSHIP TABLE

INTERESTED COMMITTEE MEMBER NOMINEES

Stuart S. Parker	All Accounts	None	Over $100,000
Scott E. Benjamin	All Accounts	None	Over $100,000
Grace C. Torres*	All Accounts	None	None

*	Proposed for election at the Meeting as a non-management Interested Committee Member.

None of the nominees for Independent Committee Member, or any member of his or her immediate family, owned beneficially or of record any securities in an investment adviser or principal underwriter of an Account or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of an Account as of December 31, 2013.

Information concerning Account officers is set forth in Exhibit A.

COMMITTEE MEMBER COMPENSATION

Pursuant to a Management Agreement with each Account, the Manager pays all compensation of officers and employees of the Account, as well as the fees and expenses of all Independent as well as Interested Committee Members. The Manager pays each Independent Committee Member’s annual compensation, in addition to certain out-of-pocket expenses.

Set forth below is information describing the aggregate compensation paid by the Manager for each Account’s most recently completed fiscal year and by the Fund Complex for the calendar year ended December 31, 2013 to each of the Independent Committee Member Nominees for his/her services. Aggregate compensation numbers shown are for the calendar year ended December 31, 2013, the last full calendar year for which aggregate compensation numbers are available.

COMPENSATION PAID TO INDEPENDENT COMMITTEE MEMBER NOMINEES

Nominee (1)	Fiscal Year Compensation Paid	Pension or Retirement Benefits Accrued as Part of Account Expenses	Estimated Annual Benefits Upon Retirement	Calendar Year Aggregate Compensation Paid by the Fund Complex (2)
Ellen S. Alberding	$1,490	None	None	$67,834 (32/67)(3)
Kevin J. Bannon	$4,630	None	None	$210,000 (32/67)(3)
Linda W. Bynoe	$4,580	None	None	$210,000 (32/67)(3)
Keith F. Hartstein	$1,510	None	None	$68,834 (32/67)(3)
Michael S. Hyland	$4,660	None	None	$216,000 (32/67)(3)
Stephen P. Munn	$4,650	None	None	$214,000 (32/67)(3)
James E. Quinn	$1,510	None	None	$68,834 (32/67)(3)
Richard A. Redeker	$4,900	None	None	$250,000 (32/67)(3)
Stephen G. Stoneburn	$4,640	None	None	$212,000 (32/67)(3)

(1)	Interested Committee Members do not receive any compensation from the Account or the Prudential Fund Complex.

(2)	Although this column shows the total amount paid to Independent Committee Members from the PI-managed funds during the most recently completed calendar year, such compensation was deferred at the request of certain Committee Members, in total, or in part, under each Fund’s deferred fee agreement. Under the Fund Complex’s deferred fee agreement, certain Board Members have elected to defer all or part of their total compensation. The total amount of deferred compensation accrued during the calendar year ended December 31, 2013, including investment results during the year on cumulative deferred fees, amounted to $(26,698), $1,068, $1,070,182 and $409,269 for Ms. Bynoe, Mr. Hartstein, Mr. McCorkindale, and Mr. Stoneburn, respectively.

(3)

Compensation relates to portfolios that were in existence for any period during 2013. Figures in parentheses indicate the number of funds/portfolios in Fund Complex (including the Funds) to which aggregate compensation relates The number of funds/portfolios represent those in existence as of December 31, 2013, and excludes funds that have merged or liquidated during 2013. Additionally, the number of funds/portfolios includes those which were approved as of December 31, 2013; however, certain of those funds/portfolios may have commenced operations after that date. No compensation is paid out from such funds/portfolios.

LEADERSHIP STRUCTURE AND QUALIFICATIONS OF NOMINEES

The Committee is responsible for oversight of the Accounts. The Accounts have engaged the Manager to manage the Accounts on a day-to-day basis. The Committee oversees the Manager and certain other principal service providers in the operations of the Accounts. The Committee is currently composed of thirteen members (with the exception of the Prudential Variable Contract Account -2), eleven of whom are Independent Committee Members. If the Nominees are elected at the Meeting, the Committee will be composed of twelve members, nine of whom will be Independent Committee Members, and three of whom will be Interested Committee Members, of whom one, Ms. Torres, will be a non-management Interested Committee Member.

The Committee meets in-person at regularly scheduled meetings four times throughout the year. In addition, the Committee Members may meet in-person or by telephone at special meetings or on an informal basis at other times. The Committee has established three standing committees—Audit, Nominating and Governance, and Investment—and may establish ad hoc committees or working groups from time to time, to assist the Committee in fulfilling its oversight responsibilities. The Independent Committee Members have also engaged independent legal counsel to assist them in fulfilling their responsibilities.

The Committee is chaired by an Independent Committee Member. As Chair, this Independent Committee Member leads the Committee in its activities. Also, the Chair acts as a member or as an ex-officio member of each standing committee and any ad hoc committee of the Committee. The Committee Members have determined that the Committee’s leadership and committee structure is appropriate because the Committee believes it sets the proper tone to the relationships between the Accounts, on the one hand, and the Manager, the subadviser(s) and certain other principal service providers, on the other, and facilitates the exercise of the Committee’s independent judgment in evaluating and managing the relationships. In addition, the structure efficiently allocates responsibility among committees.

The Committee has concluded that, based on each Committee Member’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Committee Members, each Committee Member should serve as a Committee Member. Among other attributes common to all Committee Members are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the various service providers to the Accounts, and to exercise reasonable business judgment in the performance of their duties as Committee Members. In addition, the Committee has taken into account the actual service and commitment of the Committee Members during their tenure in concluding that each should continue to serve. A Committee Member’s ability to perform his or her duties effectively may have been attained through a Committee Member’s educational background or professional training; business, consulting, public service or academic positions; experience from service as a Committee Member of the Accounts, other Funds in the Fund Complex, public companies, or non-profit entities or other organizations; or other experiences. Set forth below is a brief discussion of the specific experience, qualifications, attributes or skills of each Committee Member that led the Committee to conclude that he or she should serve as a Committee Member.

Messrs. Redeker and Stoneburn have each served as a Committee Member of mutual funds in the Fund Complex for more than 14 years, including as members and/or Chairs of various committees. In addition, Mr. Stoneburn has more than 30 years of experience as senior executive officers of operating companies and/or as directors of public companies. Mr. Redeker has more than 44 years of experience as a senior executive in the mutual fund industry. Ms. Bynoe has been a Director/Trustee or Committee Member of the Accounts since 2005, having served on the Committees of other mutual fund complexes since 1993. She has worked in the financial services industry over 11 years, has approximately 20 years experience as a management consultant and serves as a Director of financial services and other complex global corporations. Mr. Munn joined the Committee of the Accounts in 2008. He previously served as a Committee Member of funds managed by PI or its affiliates from 1991 until 2003. In addition, he is the lead director and was the Chairman of an operating business for 14 years. Messrs. Bannon and Hyland joined the Committee of the Accounts in 2008. Each has held senior executive positions in the financial services industry, including serving as senior executives of asset management firms, for over 17 years. Ms. Alberding and Messrs. Hartstein and Quinn joined the Committee of the Accounts in 2013. Ms. Alberding has 30 years of experience in the non-profit sector, including over 20 years as the president of a charitable foundation, where she oversees multiple investment managers. Ms. Alberding also served as a Trustee of the Aon Funds from 2000 to 2003. Mr. Hartstein has worked in the asset management industry for almost 30 years and served as a senior executive in an asset management firm. Mr. Quinn has over 20 years of experience as a senior executive officer and a director of a public company. Mr. Parker, who has served as an Interested Committee Member and President of the Accounts since 2012, is President, Chief Operating Officer and Officer-in-Charge of PI and several of its affiliates that provide services to the Account and has held senior positions in PI since 2005. Mr. Benjamin, an Interested Committee Member of the Accounts and other Funds in the Fund Complex since 2010, has served as a Vice President of the Accounts and other Funds in the Fund Complex since 2009 and has held senior positions in PI since 2003. Ms. Torres served as Treasurer and Principal Financial and Accounting Officer of the Accounts and other Funds in the Fund Complex for 16 years and held senior positions in PI from 1999 to 2014. Specific details about each Committee Member’s professional experience appear in the professional biography tables, above.

Risk Oversight. Investing in general and the operation of a mutual fund involve a variety of risks, such as investment risk, compliance risk, and operational risk, among others. The Committee oversees risk as part of its oversight of the Accounts. Risk oversight is addressed as part of various regular Committee and committee activities. The Committee, directly or through its committees, reviews reports from among others, the Manager, subadvisers, the Accounts’ Chief Compliance Officer, the Accounts’ independent registered public accounting firm, counsel, and internal auditors of the Manager or its affiliates, as appropriate, regarding risks faced by the Accounts and the risk management programs of the Manager and certain service providers. The actual day-to-day risk management with respect to the Accounts resides with the Manager and other service providers to the Accounts. Although the risk management policies of the Manager and the service providers are designed to be effective, those policies and their implementation vary among service providers and over time, and there is no guarantee that they will be effective. Not all risks that may affect the Accounts can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are simply beyond any control of the Accounts or the Manager, its affiliates or other service providers.

STANDING COMMITTEES

Audit Committee. Each Account has an Audit Committee, which is composed entirely of Independent Committee Members, and normally meets four times a year, or as required, in conjunction with the meetings of the Committee of each Account. The Audit Committee consists of Messrs. Munn (Chair), McCorkindale, Bannon, and Quinn, Ms. Alberding, Ms. Smith and Mr. Redeker (ex-officio). The Committee has determined that the Audit Committee has at least one audit committee financial expert. The number of Audit Committee meetings held during each Account’s most recent fiscal year is set forth in Exhibit C.

The Committee of each Account has determined that each member of the Audit Committee is not an “interested person” as defined in the 1940 Act. The responsibilities of the Audit Committee are to assist the Committee in overseeing the Account’s independent registered public accounting firm, accounting policies and procedures and other areas relating to the Accounts’ auditing processes. The Audit Committee is responsible for pre-approving all audit services and any permitted non-audit services to be provided by the independent registered public accounting firm directly to each Account.

The Audit Committee is also responsible for pre-approving permitted non-audit services to be provided by the independent registered public accounting firm to (1) the Manager and (2) any entity in a control relationship with the Manager that provides ongoing services to the Accounts, provided that the engagement of the independent registered public accounting firm relates directly to the operation and financial reporting of the Account. The scope of the Audit Committee’s responsibilities is oversight. It is management’s responsibility to maintain appropriate systems for accounting and internal control and the independent registered public accounting firm’s responsibility to plan and carry out an audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). The Audit Committee charter is attached as Exhibit B.

The firm of KPMG LLP (KPMG), 345 Park Avenue, New York, New York 10154 is the independent registered public accounting firm for each Account. Each Account’s Audit Committee recommended, and the Committee of each Account (including a majority of the Independent Committee Members) approved, the selection of KPMG as each Account’s independent accountant for the Account’s current fiscal year. Representatives of KPMG are not expected to be present at the Meeting and will not be available to respond to questions during the Meeting; however, they will have the opportunity to make a statement if they so desire.

Investment Committee. The Prudential Investment Committee reviews the performance of each Account. The Prudential Investment Committee meets at least four times per year and reports the results of its review to the full Committee of each Account at each regularly scheduled Committee meeting.

The Prudential Investment Committee consists of Mr. Hartstein (Chair), Mr. Redeker, Mr. Hyland, Mr. Quinn, Mr. Stoneburn and Ms. Bynoe. The number of Prudential Investment Committee meetings held during each Account’s most recent fiscal year is set forth in Exhibit C.

Nominating & Governance Committee. Each Account has a Nominating and Governance Committee, which is composed entirely of Independent Committee Members. The Nominating and Governance Committee is responsible for nominating Committee Members and making recommendations to the Committee concerning Committee composition, committee structure and governance, director education, and governance practices. The members of the Nominating and Governance Committee are Mr. Hyland (Chair), Mr. Stoneburn, Mr. Hartstein, Ms. Bynoe and Mr. Redeker (ex-officio). The Committee of each Account has determined that each member of the Nominating and Governance Committee is not an “interested person” of each Account as defined in the 1940 Act. The number of Nominating and Governance Committee meetings held during each Account’s most recent fiscal year is set forth in Exhibit C. The Nominating and Governance Committee charter is attached as Exhibit D.

Selection of Committee Member Nominees. The Nominating and Governance Committee is responsible for considering nominees for Committee Members at such times as it considers electing new members to the Committee. The Nominating and Governance Committee may consider recommendations by business and personal contacts of current Committee Members, and by executive search firms which the Committee may engage from time to time and will also consider contractholder recommendations. The Nominating and Governance Committee has not established specific, minimum qualifications that it believes must be met by a nominee. In evaluating nominees, the Nominating and Governance Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the 1940 Act; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Nominating and Governance Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the diversity of the Committee. There are no differences in the manner in which the Nominating and Governance Committee evaluates nominees for the Committee based on whether the nominee is recommended by a person having voting rights.

A person having voting rights who wishes to recommend a Committee Member for nomination should submit his or her recommendation in writing to the Chair of the Committee (Richard Redeker) or the Chair of the Nominating and Governance Committee (Michael Hyland), in either case in care of the specified Account(s), at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, New Jersey 07102-4077. At a minimum, the recommendation should include: the name, address and business, educational and/or other pertinent background of the person being recommended; a statement concerning whether the person is an “interested person” as defined in the 1940 Act; any other information that the Accounts would be required to include in a proxy statement concerning the person if he or she was nominated; and the name and address of the person submitting the recommendation, together with the number of contracts issued in connection with the Account held by such person and the period for which the contracts issued in connection with the Account have been held.

The recommendation also can include any additional information which the person submitting it believes would assist the Nominating and Governance Committee in evaluating the recommendation.

A person having voting rights should note that a person who owns securities issued by Prudential Financial, Inc. (the parent company of the Accounts’ Manager) would be deemed an “interested person” under the 1940 Act. In addition, certain other relationships with Prudential Financial, Inc. or its subsidiaries, with registered broker-dealers, or with the Accounts’ outside legal counsel may cause a person to be deemed an “interested person.” Before the Nominating and Governance Committee decides to nominate an individual to the Committee, Nominating and Governance Committee members and other Committee Members customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving on the board of a registered investment company.

AUDIT FEES

The following aggregate fees were billed by KPMG for professional services rendered for the audit of each Account’s annual financial statements for each of their two most recently completed fiscal years as indicated below:

Account	Fiscal Year-End	Aggregate Fees	Fiscal Year-End	Aggregate Fees
The Prudential Variable Contract Account-2	12/31/2013	$19,000	12/31/2012	$19,000
The Prudential Variable Contract Account-10	12/31/2013	$19,000	12/31/2012	$19,000
The Prudential Variable Contract Account-11	12/31/2013	$19,000	12/31/2012	$19,000

AUDIT-RELATED FEES

For each Account’s two most recent fiscal years, KPMG did not bill any fees related to the performance of the audit or review of financial statements that are not reported above under “Audit Fees,” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

TAX FEES

None of the Accounts were billed by KPMG during the two most recent fiscal years for fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, tax distribution and analysis reviews and miscellaneous tax advice.

ALL OTHER FEES

The charter of each Audit Committee requires that the Audit Committee approve all audit services and any permitted non-audit services to be provided by KPMG directly to the Account. Each Audit Committee is also responsible for pre-approving permitted non-audit services to be provided by KPMG to (1) the Manager and (2) any entity in a control relationship with the Manager that provides ongoing services to the Accounts (Affiliated Service Providers), provided that the engagement of KPMG relates directly to the operation and financial reporting of the Account.

The Audit Committee of each Account has adopted policies and procedures with regard to the pre-approval of services. The Audit Committee is charged with the responsibility to monitor the independence of the Account’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

For each Account’s two most recent fiscal years, there were no fees paid for non-audit services to the Account’s Manager and Affiliated Service Providers for which pre-approval by the Audit Committee was required, or for which pre-approval was not required.

Each Audit Committee has considered whether the provision of non-audit services that were rendered by KPMG to the Manager and Affiliated Service Providers that were not pre-approved is compatible with maintaining KPMG’s independence. All services provided by KPMG to each Account, the Manager or Affiliated Service Providers that were required to be pre-approved were pre-approved as required.

REQUIRED VOTE

For each Account, nominees receiving the affirmative vote of a plurality of the votes cast will be elected, provided a quorum is present at the Meeting.

EACH COMMITTEE, INCLUDING ALL OF ITS INDEPENDENT COMMITTEE MEMBERS, RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE NOMINEES.

PROPOSAL No. 2

TO APPROVE A POLICY TO PERMIT PI TO ENTER INTO OR MATERIALLY AMEND SUBADVISORY AGREEMENTS WITH WHOLLY-OWNED SUBADVISERS WITHOUT CONTRACTHOLDER APPROVAL

The Committee of each Account, including all of the Independent Committee Members, has approved, and recommends that Contractholders/Participants approve, a policy which would permit PI to enter into subadvisory agreements with subadvisers that are direct or indirect “wholly-owned subadvisers” (as that term is defined in the 1940 Act) of PI or a sister company of PI that is a direct or indirect “wholly-owned” subsidiary (as that term is defined in the 1940 Act) of the same company that directly or indirectly owns PI (“Wholly-Owned Subadvisers”) with respect to an Account, or make material amendments to subadvisory agreements with existing Wholly-Owned Subadvisers to an Account, with prior Committee approval but without obtaining Contractholder/Participant approval (such policy, the “Modified Manager-of-Managers Policy”).

PI and the Accounts currently operate in a “manager of managers” structure pursuant to an existing exemptive order from the SEC that generally permits Pl to enter into or amend agreements with subadvisers that are not “affiliated persons” (as defined in the 1940 Act) of PI, other than by reason of serving as a subadviser to a fund or account managed by PI (“Non-Affiliated Subadvisers”), with Committee approval and without Contractholder/Participant vote (the “Existing Relief”). The Accounts and PI have filed an application with the SEC for a new exemptive order which would extend the relief to apply to Wholly-Owned Subadvisers as well as Non-Affiliated Subadvisers (the “New Relief”). Pursuant to the conditions proposed in the New Relief, Contractholders/Participants must approve the Modified Manager-of-Managers Policy before the Accounts can be permitted to rely on the New Relief. The Accounts’ exemptive application is currently pending with the SEC, and there is no guarantee that the SEC will grant the requested exemptive order.

Why Contractholder Approval is Being Sought

Section 15 of the 1940 Act makes it unlawful for any person to act as investment adviser to an investment company, except pursuant to a written contract that has been approved by contractholders. For purposes of Section 15, the term “investment adviser” includes any subadviser to an investment company. Section 15 also requires that an investment advisory agreement provide that it will terminate automatically upon its assignment. As a result, in the absence of exemptive relief, contractholder approval is required in the following circumstances:

•	(1) the employment by an account of a new subadviser to replace an existing subadviser or (2) the allocation of a portfolio of assets to an additional subadviser or the reallocation of portfolio assets among existing subadvisers;

•	A material change in the terms of a subadvisory agreement; or

•	The continued employment of an existing subadviser on the same terms if there has been or is expected to be an assignment of a subadvisory agreement as a result of a change of control of the subadviser.

The 1940 Act does not require contractholder approval for the termination of a subadvisory agreement if such termination is approved by an account’s committee members, including its independent committee members, although contractholders of the account may terminate a subadvisory agreement at any time by a vote of a majority of its outstanding voting securities, as defined in the 1940 Act.

In conformity with Section 15 of the 1940 Act, each Account is currently required to obtain Contractholder/Participant approval of subadvisory agreements with any subadviser that is affiliated with PI. As noted above, each Account currently is operating under the Existing Relief, which permits it to enter into and amend, with prior Committee approval but without Contractholder/Participant approval, subadvisory agreements with Non-Affiliated Subadvisers. The Existing Relief does not apply to subadvisory agreements with Wholly-Owned Subadvisers, and as a result, each Account is currently required to obtain Contractholder/Participant approval of any new subadvisory agreement with Wholly-Owned Subadvisers.

Contractholders/Participants are now being asked to approve the Modified Manager-of-Managers Policy under the New Relief, in which PI would be permitted to select and manage both Non-Affiliated Subadvisers and Wholly-Owned Subadvisers pursuant to similar conditions. If Contractholders/Participants approve the Modified Manager-of-Managers Policy, PI will no longer be required to obtain Contractholder/Participant approval of subadvisory agreements with Wholly-Owned Subadvisers or material amendments thereto. The kinds of changes to agreements with Wholly-Owned Subadvisers that could be effected without further Contractholder/Participant approval if the Modified Manager-of-Managers Policy is approved include: (1) reallocating Account assets among existing subadvisers; (2) allocating a portion of the Account’s assets to one or more additional subadvisers; (3) continuing a subadvisory agreement where a change in control of the subadviser automatically otherwise causes that agreement to terminate; and (4) replacing an existing subadviser with a new subadviser when PI and the Committee determine that the new subadviser’s investment philosophy and style, past performance, security selection experience and preferences, personnel, facilities, financial strength, quality of service and client communication are more consistent with the best interests of an Account and its Contractholders/Participants. Currently, under the Existing Relief, these kinds of changes can be effected without Contractholder/Participant approval to agreements with Non-Affiliated Subadvisers.

PI believes that the Modified Manager-of-Managers Policy is in the best interests of the Accounts and their Contractholders/Participants. The Modified Manager-of Managers Policy, if approved, would give PI greater flexibility to select, supervise, and evaluate Wholly-Owned Subadvisers without incurring the expense and potential delay of seeking specific Contractholder/Participant approval, permitting the Accounts to more quickly and efficiently respond to changes in market conditions and other factors. Under current applicable law, while a change in investment management arrangements involving one or more Wholly-Owned Subadvisers may be put into place promptly on a temporary basis, an Account must still call and hold a meeting of the Accounts Contractholders/Participants, create and distribute proxy materials, and arrange for the solicitation of voting instructions from Contractholders/Participants. This process is time-intensive, slow, and costly. Under the New Relief, the Committee would be able to act more quickly and with less expense to appoint a Wholly-Owned Subadviser or materially amend an agreement with a Wholly-Owned Subadviser.

Under the terms of the New Relief, PI and the Accounts would continue to be subject to several conditions imposed by the SEC currently applicable under the Existing Relief. The Accounts would continue to obtain Contractholder/Participant approval to enter into or materially modify a subadvisory agreement with any subadviser other than a Wholly-Owned Subadviser or a Non-Affiliated Subadviser. In addition, as is the case with the Existing Relief, under the conditions of the New Relief, within 90 days of entering in a new subadvisory arrangement, Contractholders/Participants would be required to be provided with an information statement that contains information about the subadviser and subadvisory agreement.

As with the Existing Relief, in order to rely on the New Relief, a majority of the Committee must consist of Independent Committee Members and the nomination of new or additional Independent Committee Members must be at the discretion of the then-existing Independent Committee Members. The prospectuses of the Accounts relying on the New Relief must prominently discuss the Modified Manager-of-Managers Policy, including the fact that PI has ultimate responsibility (subject to oversight by the Committee) to oversee the subadvisers and recommend their hiring, termination, and replacement.

Account Contractholders/Participants have previously approved each Account’s operation under a multi-manager structure whereby PI may select one or more Non-Affiliated Subadvisers to invest the assets of the Account, subject to the review and approval of the Committee. PI reviews each subadviser’s performance on an ongoing basis and is responsible for communicating performance expectations and evaluations to subadvisers and for recommending to the Committee whether a subadviser’s contract should be renewed, modified or terminated.

If the Modified Manager-of-Managers Policy is approved by Contractholders/Participants of an Account and the SEC grants the requested exemptive order, PI may determine to rely on the exemptive order to seek the termination of an Account’s unaffiliated subadviser and its replacement with a Wholly-Owned Subadviser soon after PI obtains the ability to do so. Any such termination and replacement of a subadviser would be subject to Committee approval.

If the Modified Manager-of-Managers Policy is not approved by Contractholders/Participants of an Account, it will not be implemented, the Account will continue to obtain Contractholder/Participant approval to enter into or materially amend subadvisory agreements with Wholly-Owned Subadvisers unless otherwise permitted under the 1940 Act, and those Accounts that currently operate pursuant to the Existing Relief will rely only on the portion of the New Relief that relates to entering into or materially amending subadvisory agreements with Non-Affiliated Subadvisers. In the event that the SEC does not issue the New Relief, those Accounts that currently operate pursuant to the Existing Relief would continue to rely on the Existing Relief with respect to Non-Affiliated Subadvisers.

REQUIRED VOTE

Approval of Proposal No. 2 requires the affirmative vote of a majority of the Units of each Account, as defined by the 1940 Act. For purposes of the 1940 Act, a majority of an Account’s Units is the lesser of (i) 67% of the Account’s Units represented at a meeting at which more than 50% of the Account’s Units are present in person or represented by proxy, or (ii) more than 50% of the Account’s Units.

EACH COMMITTEE, INCLUDING ALL OF ITS INDEPENDENT COMMITTEE MEMBERS, RECOMMENDS THAT YOU VOTE “FOR” APPROVAL OF THE MODIFIED MANAGER-OF-MANAGERS POLICY.

PROPOSAL No. 3

TO APPROVE A PROPOSAL TO DESIGNATE EACH COMMITTEE’S INVESTMENT OBJECTIVE AS NON-FUNDAMENTAL

The Committee of each Account listed below, including all of the Independent Committee Members, has approved, and recommends that contractholders approve, a proposal which would designate each Account’s investment objective as non-fundamental.

Under the 1940 Act, a “fundamental” policy is any policy of an Account that may be changed only with contractholder approval. The 1940 Act requires that an Account disclose in its registration statement filed with the SEC each policy that is fundamental, and therefore may not be changed without first obtaining contractholder approval. The Accounts comply with this requirement by identifying in their registration statements those policies that are fundamental. Currently, each Account discloses in its registration statement that the Account’s investment objective is a fundamental policy. The 1940 Act does not require that an Account’s investment objective be designated as fundamental. If Proposal No. 3 is approved by Contractholders/Participants, the investment objective of each Account would be designated as non-fundamental.

The Committee and PI believe that the designation of each Account’s investment objective as non-fundamental will help to facilitate the compliance programs and policies of the Accounts, and enhance the ability of the Accounts to promptly respond to future investment and market conditions by avoiding the expense and delay associated with first seeking contractholder approval to change an Account’s investment objective. There is no present intention to change or modify any Account’s investment objective, and Committee approval and appropriate Contractholder/Participant notification and disclosure would continue to be required before any Account’s investment objective could be changed.

The table below sets out each Account’s current investment objective:

Account	Investment Objective
The Prudential Variable Contract Account-2	Long-term growth of capital
The Prudential Variable Contract Account-10	Long-term growth of capital
The Prudential Variable Contract Account-11	To seek as high a level of current income as is consistent with the preservation of capital and liquidity

If Proposal No. 3 is not approved by Contractholders/Participants, Contractholder/Participant approval would continue to be required to change the investment objective(s) of the Accounts listed above.

REQUIRED VOTE

Approval of Proposal No. 3 requires the affirmative vote of a majority of the Units of each Account, as defined by the 1940 Act. For purposes of the 1940 Act, a majority of an Account’s Units is the lesser of (i) 67% of the Account’s Units represented at a meeting at which more than 50% of the Account’s Units are present in person or represented by proxy, or (ii) more than 50% of the Account’s Units.

EACH COMMITTEE, INCLUDING ALL OF ITS INDEPENDENT COMMITTEE MEMBERS, RECOMMENDS THAT YOU VOTE “FOR” APPROVAL TO DESIGNATE THE ACCOUNT’S INVESTMENT OBJECTIVE AS NON-FUNDAMENTAL.

VOTING INFORMATION

As set forth in the table below, the presence, in person or by proxy, of the indicated outstanding contracts issued in connection with the Account and entitled to vote will constitute a quorum for the transaction of business at the Meeting of that Account.

Account Name	Quorum
The Prudential Variable Contract Account-2	35% of the votes which may be cast
The Prudential Variable Contract Account-10	35% of the votes which may be cast
The Prudential Variable Contract Account-11	35% of the votes which may be cast

If a quorum is not present at a Meeting, or if a quorum is present at that Meeting but sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of those contracts issued in connection with the Accounts present and entitled to vote at the Meeting for the particular Account in person or by proxy. When voting on a proposed adjournment, the persons named as proxies will vote FOR the proposed adjournment all contracts other than those contracts as to which they have been directed to vote against a proposal, in which case, such contracts will be voted AGAINST the proposed adjournment with respect to a proposal.

If a proxy that is properly executed and returned is accompanied by instructions to withhold authority to vote (an abstention) or represents a broker “non-vote” (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote contracts issued in connection with the Account on a particular matter with respect to which the broker or nominee does not have discretionary power), the contracts issued in connection with the Account represented thereby, with respect to matters to be determined by a plurality of the votes cast on such matters, will be considered present for purposes of determining the existence of a quorum for the transaction of business, but, not being cast, will have no effect on the outcome of such matters. With respect to matters requiring the affirmative vote of a specified percentage of the total outstanding contracts issued in connection with the Account, an abstention or broker non-vote will be considered present for purposes of determining a quorum but will have the effect of a vote against such matters. Accordingly, abstentions and broker non-votes will have no effect on Proposal No. 1, for which the required vote is a plurality of the votes cast, but effectively will be a vote against adjournment and against the other Proposals, which require approval of a majority of the outstanding voting securities under the 1940 Act.

In the event that sufficient votes to obtain a quorum have not been obtained by an Account, the Account may request that one or more brokers submit a specific number of broker non-votes in order to obtain a quorum. An Account would only take such actions if it believed that such actions would result in a quorum and the Account had already received or expected to receive sufficient contractholder votes to approve Proposal No’s. 2 and 3 at the Meeting. Therefore, contractholders who are against Proposal No. 2 and Proposal No. 3 should vote AGAINST the Proposals.

The individuals named as proxies on the enclosed voting instruction forms will vote in accordance with your direction as indicated thereon if your voting instruction form is received properly executed by you or by your duly appointed agent or attorney-in-fact. If your card is properly executed and you give no voting instructions, your Contracts issued in connection with the Account will be voted FOR the nominees named herein for the Committee of the Account to which the voting instruction form relates and FOR the remaining proposals described in this proxy statement and referenced on the voting instruction form. If any nominee for the Account Committees should withdraw or otherwise become unavailable for election, your contracts issued in connection with the Account will be voted in favor of such other nominee or nominees as management may recommend.

You may revoke any voting instruction form by giving another proxy or by letter or telegram revoking the initial proxy. To be effective your revocation must be received by the Account prior to the related Meeting and must indicate your name and account number. In addition, if you attend a Meeting in person you may, if you wish, vote by ballot at that Meeting, thereby canceling any proxy previously given.

The proposal to elect Committee Members does not require separate voting by individual Accounts. Contractholders/Participants of each Account vote together on the proposal to elect Committee Members for that Account. With respect to each of the other proposals, voting is conducted separately for each Account.

To the knowledge of management, the executive officers and Committee Members of each Account, as a group, owned less than 1% of the outstanding contracts issued in connection with each Account as of September 12, 2014.

COPIES OF EACH ACCOUNT’S MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS, INCLUDING FINANCIAL STATEMENTS, HAVE PREVIOUSLY BEEN DELIVERED TO CONTRACTHOLDERS. CONTRACTHOLDERS OF AN ACCOUNT MAY OBTAIN WITHOUT CHARGE ADDITIONAL COPIES OF THE ACCOUNT’S ANNUAL AND SEMI-ANNUAL REPORTS BY WRITING THE ACCOUNT AT GATEWAY CENTER THREE, 100 MULBERRY STREET, 4TH FLOOR, NEWARK, NEW JERSEY 07102, OR BY CALLING 1-800-225-1852 (TOLL FREE).

Each full outstanding contract issued in connection with the Account is entitled to one vote, and each fractional outstanding contract is entitled to a proportionate share of one vote, with respect to each matter to be voted upon by the Contractholders/Participants of that Account. Information about the vote necessary with respect to the Proposal is discussed below. Contractholders/Participants voting via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies that must be borne by the Manager. We have been advised that Internet voting procedures that have been made available to you are consistent with the requirements of law.

ADDITIONAL INFORMATION: PROXY COSTS

The costs of solicitation of contractholder proxies, including printing, postage, voting tabulation and other proxy-related expenses will be borne by the Manager.

CONTRACTHOLDER/PARTICIPANT PROPOSALS

The Accounts will not be required to hold meetings of contractholders, unless, for example, the election of Committee Members is required to be acted on by Contractholders/Participants under the 1940 Act, or as otherwise required by the 1940 Act of their governing instruments. It is the present intention of the Committee of each Account not to hold annual meetings of Contractholders/Participants unless such Contractholder/Participant action is required.

Any Contractholders/Participants who wishes to submit a proposal to be considered at an Account’s next meeting of Contractholders/Participants should send the proposal to that Account at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, New Jersey 07102, so as to be received within a reasonable time before the Committee makes the solicitation relating to such meeting, in order to be included in the proxy statement and form of proxy relating to such meeting or be brought before such meeting without being included in the proxy statement.

Proposals that are submitted in a timely manner will not necessarily be included in the Account’s proxy materials. Inclusion of such proposals is subject to limitations under the federal securities laws.

OTHER BUSINESS

Management knows of no business to be presented at the Meetings other than the matters set forth in this proxy statement, but should any other matter requiring a vote of Contractholders/Participants arise, the proxies will vote according to their best judgment in the interest of each Account, respectively.

Deborah A. Docs

Secretary

October 1, 2014

IT IS IMPORTANT THAT YOU EXECUTE AND RETURN ALL OF YOUR VOTING INSTRUCTION FORMS PROMPTLY.

INDEX TO EXHIBITS TO PROXY STATEMENT

Exhibit A	Officer Information

Exhibit B	Audit Committee Charter

Exhibit C	Committee Meetings

Exhibit D	Nominating and Governance Committee Charter

Exhibit A

OFFICER INFORMATION 1

Raymond A. O’Hara* (58) | Chief Legal Officer | Since 2012

Principal Occupation(s) During Past 5 Years: Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988-August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).

Chad A. Earnst* (39) | Chief Compliance Officer | Since 2014

Principal Occupation(s) During Past 5 Years: Chief Compliance Officer (August 2014-Present) of Prudential Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Investments Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, U.S. Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006-December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, U.S. Securities & Exchange Commission.

Deborah A. Docs* (56) | Secretary | Since 2005

Principal Occupation(s) During Past 5 Years: Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Jonathan D. Shain* (56) | Assistant Secretary | Since 2005

Principal Occupation(s) During Past 5 Years: Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Claudia DiGiacomo* (39) | Assistant Secretary | Since 2005

Principal Occupation(s) During Past 5 Years: Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).

Andrew R. French* (51) | Assistant Secretary | Since 2006

Principal Occupation(s) During Past 5 Years: Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.

Amanda S. Ryan (36) | Assistant Secretary | Since 2012

Principal Occupation(s) During Past 5 Years: Director and Corporate Counsel (since March 2012) of Prudential; Director and Assistant Secretary (since June 2012) of Prudential Investments LLC; Associate at Ropes & Gray LLP (2008-2012).

M. Sadiq Peshimam* (50) | Treasurer and Principal Financial & Accounting Officer | Since 2006

Principal Occupation(s) During Past 5 Years: Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014); Vice President (since 2005) of Prudential Investments LLC.

Peter Parrella* (55) | Assistant Treasurer | Since 2007

Principal Occupation(s) During Past 5 Years: Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

Lana Lomuti* (46) | Assistant Treasurer | Since 2014

Principal Occupation(s) During Past 5 Years: Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.

Linda McMullin* (52) | Assistant Treasurer | Since 2014

Principal Occupation(s) During Past 5 Years: Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.

Theresa C. Thompson* (52) | Deputy Chief Compliance Officer | Since 2008

Principal Occupation(s) During Past 5 Years: Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).

Richard W. Kinville* (45) | Anti-Money Laundering Compliance Officer | Since 2011

Principal Occupation(s) During Past 5 Years: Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).

*	The address for each officer is c/o Prudential Investments LLC, 100 Mulberry Street, Gateway Center Three, Newark, New Jersey 07102.

[1]	Excludes Messrs. Parker and Benjamin, interested Committee Members who serve as President and Vice President, respectively. Biographical and other information with respect to Messrs. Parker and Benjamin appears in Proposal No. 1.

Exhibit B

AUDIT COMMITTEE CHARTER

I.	Qualifications for Membership on the Audit Committee

The Audit Committee of each Prudential Retail Mutual Fund (each, a “Fund”) shall consist of a minimum of three Directors of the Fund, appointed by the Board of Directors of the Fund:

(a) no member shall be an “interested person” of the Fund, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940 (1940 Act) and each member shall meet any applicable independence requirements of any national securities exchange or market quotation system on which Fund shares are or become listed or quoted;

(b) no member shall accept directly or indirectly any consulting, advisory, or other compensatory fee from the Fund (other than in his or her capacity as a member of the Board of Directors or any committee thereof);

(c) at the time of his or her appointment to the Audit Committee, each member shall be financially literate as such qualification is interpreted by the Board of Directors in its business judgment, or must become financially literate within a reasonable period of time after his or her appointment to the Audit Committee; and

(d) at least one member must have accounting or related financial management expertise as the Board of Directors interprets such qualification in its business judgment.

The Board of Directors shall determine (i) annually if simultaneous service on the audit committees of more than three public companies by a member of the Audit Committee would not impair the ability of such member to effectively serve on the Audit Committee and (ii) biennially whether any member of the Audit Committee is an “audit committee financial expert,” as defined in Item 3 of Form N-CSR.

II.	Purposes of the Audit Committee

The purposes of the Audit Committee are:

(a) to oversee the accounting and financial reporting processes of the Fund and its internal control over financial reporting;

(b) to oversee the integrity of the Fund’s financial statements and the independent audit thereof;

(c) to oversee, or as appropriate, assist Board oversight of, the Fund’s compliance with legal and regulatory requirements that relate to the Fund’s accounting and financial reporting, internal control over financial reporting and independent audits;

(d) to approve the engagement of the Fund’s independent registered public accounting firm (“independent accountants”) and, in connection therewith and on an ongoing basis, to review and evaluate the qualifications, independence and performance of the Fund’s independent accountants;

(e) to prepare an Audit Committee report as required by rules promulgated by the Securities and Exchange Commission to be included in a Fund proxy statement; and

(f) to act as a liaison between the Fund’s independent accountants and the full Board.

III.	Role and Responsibilities of the Audit Committee

The function of the Audit Committee is oversight; it is management’s responsibility to maintain appropriate systems for accounting and internal control over financial reporting, and the independent accountants’ responsibility to plan and carry out a proper audit. Specifically, Fund management is responsible for: (1) preparation, presentation and integrity of the Fund’s financial statements; (2) maintenance of appropriate accounting and financial reporting principles and policies; (3) maintenance of internal control over financial reporting and other procedures designed to assure compliance with accounting standards and related laws and regulations; and (4) maintenance of procedures for the reporting to the Audit Committee of material findings by the internal audit department of Prudential Financial, Inc. relating to the operations of the Fund and/or its advisers or service providers. The independent accountants are responsible for planning and carrying out an audit consistent with applicable legal and professional standards and terms of their engagement letter. The independent accountants are accountable to the Board of Directors and the Audit Committee, as representatives of the contractholders. The Audit Committee and the Board of Directors have the ultimate authority and responsibility to retain and terminate the Fund’s independent accountants (subject, if applicable, to contractholder ratification). Nothing in this Charter shall be construed to reduce the responsibilities or liabilities of the Fund’s service providers, including the independent accountants.

The review of a Fund’s financial statements by the Audit Committee is not an audit, nor does the Committee’s review substitute for the responsibilities of the Fund’s management for preparing, or the independent accountants for auditing, the financial statements. In fulfilling their responsibilities hereunder, it is recognized that members of the Audit Committee are not full-time employees of the Fund or management and, in serving on this Committee, are not, and do not hold themselves out to be, acting as accountants or auditors. As such, it is not the responsibility of the Committee or its members to conduct audits, to determine that the financial statements are complete and accurate and are in accordance with generally accepted accounting principles, to conduct “field work” or other types of auditing or accounting reviews or procedures.

In discharging their duties, the members of the Audit Committee are entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, if prepared or presented by: (1) one or more officers of the Fund whom the Director reasonably believes to be reliable and competent in the matters presented; (2) legal counsel, public accountants, or other persons as to matters the Director reasonably believes are within the person’s professional or expert competence; (3) a Board committee of which the Director is not a member; and (4) representations made by management as to any information technology, internal audit and other non-audit services provided by the independent accountants to the Fund. “Management” means the Fund’s investment adviser or administrator, acting through its officers and employees, not the Fund’s officers as such.

IV.	Duties and Powers of the Audit Committee

To carry out its purposes, the Audit Committee shall have the following duties and powers:

(a) to select or retain independent accountants to annually audit and provide their opinion on the Fund’s financial statements, and recommend to those Board members who are not “interested persons” (as that term is defined in Section 2(a)(19) of the 1940 Act) to ratify the selection or retention;

(b) to terminate, as appropriate, the independent accountants;

(c) to monitor the independence and capabilities of the independent accountants;

(d) to review and approve the independent accountants’ compensation and the proposed terms of their engagement, including the fees proposed to be charged to the Fund by the independent accountants for each audit and non-audit service;

(e) to approve prior to appointment, the engagement of the independent accountant or any other independent accounting firms to provide other audit services to the Fund or to provide permissible non-audit services to the Fund, its investment adviser (which throughout this Charter includes the Fund’s subadviser(s), if any), administrator or any entity controlling, controlled by, or under common control with the investment adviser or the administrator (adviser/administrator affiliate) that provides ongoing services to the Fund, if the engagement relates directly to the operations or financial reporting of the Fund and as otherwise required by law;

(f) to discuss with management the independent accountants’ proposals for implementing the rotation of the lead audit partner, the concurring partner and any other active audit engagement team partner and to consider periodically whether to rotate the audit firm itself;

(g) to establish, to the extent deemed appropriate by the Audit Committee, policies and procedures for pre-approval of the engagement of the Fund’s independent accountants to provide any of the services described in the paragraph immediately above;

(h) to consider the controls applied by the independent accountants and any measures taken by management in an effort to assure that all items requiring pre-approval by the Audit Committee are identified and referred to the Committee in a timely fashion;

(i) to consider whether the non-audit services provided by the Fund’s independent accountants to the Fund, the Fund’s investment adviser, administrator or any adviser/administrator affiliate that provides ongoing services to the Fund, are compatible with maintaining the independent accountants’ independence;

(j) to recommend to the Board of Directors the appointment of the Fund’s principal accounting officer and principal financial officer;

(k) to review with the independent accountants the arrangements for and scope of the annual audit and any special audits; the personnel, staffing, qualifications and experience of the independent accountants, including any specialized knowledge or skill needed to perform the audits; any significant changes to the planned audit strategy or identified risks; and any significant issues that the independent accountants discussed with management in connection with their appointment or retention;

(l) to oversee the work of the Fund’s independent accountants by reviewing, with the independent accountants, (i) the arrangements for, the scope of, and the results of, the audit of annual financial statements, including any significant changes to the planned audit strategy or identified risks; and (ii) the Fund’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of key service providers;

(m) to review and discuss the Fund’s annual audited financial statements, and, to the extent required by applicable law or regulations, the Fund’s semi-annual financial statements, with Fund management and the Fund’s independent accountants, including the significant assumptions underlying highly subjective estimates and any accounting adjustments arising from the audit that were noted or proposed by the independent accountants but were not implemented (as immaterial or otherwise); reviewing the Fund’s specific disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” to review the independent accountants’ opinion on the Fund’s financial statements; and to review any matters relating to the other information in documents containing the audited financial statements of the Fund;

(n) to review with the independent accountants all matters required to be communicated to the Audit Committee by the independent accountants including, but not limited to: (a) the results of the most recent inspection of the independent accountants by the Public Company Accounting Oversight Board (“PCAOB”), including the independent accountants’ response to any identified accounting deficiencies; (b) the extent to which the independent accountants intend to use the internal auditors of the Funds or Management in the audit; (c) any complaints or concerns regarding accounting or auditing matters that have come to the attention of the independent accountants; (d) the detection of fraud or illegal acts; (e) any violations or possible violations of laws or regulations; (f) any significant issues or other contentious matters for which the independent accountants have consulted outside the engagement team; (g) any disagreements or difficulties with management; (h) any significant transactions that are outside the ordinary course of business or otherwise appear to be unusual; (i) any significant accounting policies in controversial areas or areas for which there is a lack of authoritative guidance or diversity in practice; (j) any consultations by management with other accountants, information about other accounting firms or other persons performing audit procedures, and the basis upon which the independent accountants can serve as principal auditor if significant parts of the audit will be performed by other auditors; and (k) any other matters required to be discussed pursuant to all applicable PCAOB or other applicable standards or other matters arising out of the audit that are significant to the oversight of the Fund’s financial reporting process;

(o) [Exchange-listed closed-end funds only] to review major issues regarding accounting principles and financial statement presentations, including any significant changes in the Fund’s selection or application of accounting principles, and major issues as to the adequacy of the Fund’s internal controls and any special audit steps adopted in light of material control deficiencies;

(p) to review, as appropriate and in consultation with management of the Fund and/or the independent accountants, reports or other communications submitted by the independent accountants and/or management, whether voluntary or mandated by law, including those relating to Fund accounting and financial reporting policies, procedures and internal controls over financial reporting (including the Fund’s critical accounting policies and practices and any judgments made in connection with the preparation of the financial statements), any matters of concern relating to the Fund’s financial statements ([Exchange-listed closed-end funds only] including the effects of alternative generally accepted accounting principles (“GAAP”) methods on financial statements and any adjustments to such statements recommended by the independent accountants), any material problems or difficulties in conducting the audit or reaching an unqualified opinion on the financial statements, any significant disagreements with management and, to the extent the Audit Committee deems necessary or appropriate, any matters to promote improvements in the quality of the Fund’s accounting and financial reporting, as well as any management responses to comments relating to those policies, procedures, controls and other issues;

(q) to review with the Fund’s principal executive officer and/or principal financial officer in connection with required certifications on Form N-CSR any significant deficiencies in the design or operation of internal controls over financial reporting or material weaknesses therein and any reported evidence of fraud involving management or other employees or employees of the investment adviser who have a significant role in the Fund’s internal control over financial reporting;

(r) to consider, in consultation with the independent accountants and management, the adequacy of the Fund’s accounting and financial reporting policies and practices, and their internal controls and procedures for financial reporting;

(s) to establish procedures for (i) the receipt, retention and treatment of complaints received by the Fund relating to accounting, internal accounting controls, or auditing matters, and (ii) the confidential, anonymous submission by employees of the Fund and by employees of the Fund’s investment adviser, administrator, principal underwriter, and any other provider of accounting related services for the Fund of concerns about accounting or auditing matters;

(t) to address reports from attorneys (in accordance with any attorney conduct procedures adopted by the Fund or its investment adviser from time to time) or independent accountants of possible violations of federal or state law or fiduciary duty;

(u) [Exchange-listed closed-end funds only] to review the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Fund;

(v) to review, periodically, reports to the Audit Committee regarding findings by the internal audit department of Prudential Financial, Inc. relating to the operations of the Fund and/or its advisers or service providers;

(w) to investigate, or initiate an investigation, when the Committee deems it necessary, of reports (which may be submitted confidentially and anonymously) of potential improprieties or improprieties in connection with the Fund’s accounting or financial reporting Fund operations;

(x) to meet periodically with management of the Fund (outside the presence of the independent accountants) and with the independent accountants of the Fund (outside the presence of Fund management) to discuss any issues relating to the Fund’s audited financial statements or otherwise arising from the Committee’s functions;

(y) to resolve disagreements between management and the independent accountants regarding financial reporting or in Fund operations;

(z) [Exchange-listed closed-end Funds only] to discuss, as appropriate, the Fund’s earnings press releases (including the type and presentation of information to be included therein, paying particular attention to any use of “pro forma,” or “adjusted non-GAAP, information), as well as financial information and earnings guidance provided to analysts and rating agencies, if any;

(aa) at least annually, to obtain and review a report by the Fund’s independent accountants describing: (i) such independent accountants’ internal quality-control procedures; (ii) any material issues raised by the most recent internal quality-control review, or peer review, of such independent accountants, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by such independent accountants, and any steps taken to deal with any such issues; and (iii) to assess the independence of the Fund’s independent accountants, all relationships between the Fund’s independent accountants and the Fund, the Fund’s investment adviser, administrator and affiliates thereof;

(bb) to establish hiring policies and procedures for the Fund, its investment adviser or administrator relating to the hiring of employees or former employees of the Fund’s independent accountants;

(cc) [Exchange-listed closed-end Funds only] to provide assistance to the Fund, if appropriate, in preparing any written affirmation or written certification required to be filed with any market quotation system or stock exchange on which Fund shares are or become quoted or listed;

(dd) to report the Committee’s activities and conclusions on a regular basis to the Board of Directors ([Exchange-listed closed-end funds only] including reviewing any issues that arise with respect to the quality or integrity of the Fund’s financial statements, its compliance with legal or regulatory requirements and the performance and independence of the independent accountants) and to make such recommendations as the Committee deems necessary or appropriate;

(ee) [Exchange-listed closed-end funds only] to evaluate the qualifications, independence and performance of the Fund’s independent accountants, including the lead partner of the independent auditor, in light of the opinions of management and internal auditors;

(ff) to annually review the adequacy of, and, as appropriate, implement changes to, its Charter;

(gg) to evaluate annually the performance of the Audit Committee;

(hh) [Exchange-listed closed-end funds only] to discuss with management the Fund’s major financial risk exposures and the steps management has taken (including the guidelines and processes) to monitor and control such exposures, including the Fund’s risk assessment and risk management policies;

(ii) [Exchange-listed closed-end funds only] to make the statement required by the rules of the Securities and Exchange Commission to be included in the Fund’s annual proxy statement, if any, and determine to its satisfaction that the Audit Committee has: (i) reviewed and discussed the audited financial statements with management; (ii) discussed with the independent accountants the matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T; (iii) received the written disclosures and the letter from the independent accountant required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence, and has discussed with the independent accountant the independent accountant’s independence; and (iv) made a recommendation to the Board of Directors as to whether the financial statements should be included in the Fund’s annual report for the past fiscal year, for filing with the Securities and Exchange Commission; and

(jj) to perform such other functions and to have such powers as may be necessary or appropriate in the efficient and lawful discharge of the powers provided in this Charter.

To the extent permitted by a Fund’s Articles of Incorporation/Declaration of Trust and bylaws, the Audit Committee may delegate any portion of its authority, including the authority to grant pre-approvals of audit and permitted non-audit services, to a subcommittee of one or more members in accordance with pre-approval policies and procedures developed by the Committee. Any decisions of the subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next regularly scheduled meeting. Pre-approval of the audit required by the Securities and Exchange Act of 1934 may not be delegated.

The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including appropriate funding, as determined by the Committee, for payment of compensation to the Fund’s independent accountants or any other accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit review or attest services for the Fund, the authority to retain and compensate independent counsel and other advisers as the Committee deems necessary, and the appropriate resources, as the Committee deems necessary, to pay for ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

V.	Meetings of the Audit Committee

The Audit Committee shall regularly meet, in separate executive sessions, with representatives of Fund management and the Fund’s independent accountants. The Committee may also request to meet with internal legal counsel and compliance personnel of the Fund’s investment adviser or administrator and with entities that provide significant accounting or administrative services to the Fund to discuss matters relating to the Fund’s accounting and compliance as well as other Fund-related matters.

Exhibit C

COMMITTEE MEETINGS

HELD DURING LAST FISCAL YEAR*

Account	General Committee Meetings	Audit Committee Meetings	Nominating & Governance Committee Meetings	Investment Committee Meetings
The Prudential Variable Contract Account-2	4	4	4	4
The Prudential Variable Contract Account-10	4	4	4	4
The Prudential Variable Contract Account-11	4	4	4	4

*	During the most recent fiscal year for each Account, no incumbent Committee Member attended fewer than 75 percent of the total number of Committee meetings held during the fiscal year.

C-1

Exhibit D

NOMINATING & GOVERNANCE COMMITTEE CHARTER

The responsibilities of the Nominating and Governance Committee of each Fund include:

•	Recommending to the Board of Directors of the Fund the slate of nominees for Independent Directors and Non-Management Directors to be elected (including any Directors to be elected to fill vacancies). The Committee will evaluate candidates’ qualifications for Board membership and their independence from management and principal service providers in terms of both the letter and the spirit of the Investment Company Act of 1940 and the Rules, Regulations and Forms under the Act. The Committee also will consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, such as business, financial or family relationships with Fund managers or service providers.

•	Interviewing (which will be done by the Committee Chair and at least one other member of the Committee) any candidates (Independent, Interested or Non-Management) whom the Committee anticipates recommending to the Board of Directors for service on the Board. The Committee will not consider any candidate for an Independent Director who is a close family member of an employee, officer or interested Director of any Fund or its affiliates.

•	Reviewing the independence of Independent Directors then serving on the Fund Board. An otherwise Independent Director who served as an officer or director of the Fund’s manager, investment adviser, principal underwriter or any affiliate thereof will not be deemed independent, unless two years have elapsed since he or she severed all such affiliations. No close family member of an employee, officer or interested Director of any Fund or its affiliates will be deemed independent. No person who receives, or who in the preceding two years has received, any consulting, advisory or similar fee from Prudential Investments or any affiliate thereof, will be deemed independent.

•	Recommending, as appropriate, to the Board the Independent Directors to be selected for membership on the various Board Committees.

•	Reviewing the composition of the Board of Directors to determine whether it may be appropriate to add individuals with different backgrounds or skills from those already on the Board.

•	Reporting biennially to the Board on whether the Audit Committee has at least one Audit Committee Financial Expert.[1]

•	Assisting the Board Chair with the development of Board meeting agendas.

•	Reviewing each Director’s beneficial investment in Fund shares. The Committee will encourage each Director to maintain, either directly, beneficially or through the deferred compensation plan, investments in the one

[1]	Audit Committee financial experts were last designated in April 2013. The Governance Committee will review this designation every year ending in an odd number.

or more Funds in the cluster that are equal to the aggregate fees for one year that he or she receives for Board-related service to the Funds. Under ordinary circumstances, new Independent Directors will have two years to comply with this policy.

•	Being available to assist the Board of Directors in evaluating the quality of Director participation on the Board, which may be measured, in part, by factors such as attendance and contributions at Board meetings and by a review of responses to the annual Board Assessment Questionnaire. The Committee will review, with the Board Chair, the summary of responses to the Board Assessment Questionnaire and report those responses to the full Board. A Director automatically will be ineligible for re-nomination to the Board, and the Board will request his or her resignation, if for health or any other reason the individual fails to participate, over any eighteen-month period, in (1) three consecutive regularly scheduled in-person meetings of the Board or (2) four in-person meetings of the Board.

•	Recommending to the Board a successor to the Board Chair at the expiration of a term or when a vacancy occurs.

•	Developing an annual education calendar that details the topics to be addressed in the Board’s quarterly education sessions. The educational calendar for a year will be presented to the full Board at its last quarterly meeting of the prior year. The Committee Chair, in consultation with the Board Chair, may make adjustments to the educational calendar during the year as appropriate due to industry or regulatory developments or other factors.

•	Annually monitoring the attendance by each Independent Director and Non-Management Director at educational seminars, conferences or similar meetings. The Board encourages each Independent and Non-Management Director to attend at least one such meeting per year. Any Independent or Non-Management Director who wishes to attend an educational seminar, conference or similar meeting must obtain the consent of the Board Chair before incurring expenses in connection with that educational seminar, conference or meeting.

•	Developing and conducting orientation sessions for any new Independent or Non-Management Director before or shortly after the new Director joins the Board.

•	In collaboration with outside counsel and as required by law or deemed advisable by the Committee, developing policies and procedures addressing matters which should come before the Committee in the proper exercise of its duties.

•	Reviewing, at least annually, the Board’s adherence to industry “recommended practices.”

•	Reviewing, at least annually, the performance of outside counsel to the Funds and of counsel to the Independent Directors, including fees and expenses.

•	Reviewing Director compliance with the policy encouraging Directors to provide, when feasible, at least six months’ notice before resigning from the Board.

•	Reviewing Director compliance with the requirement that a Director must retire from Board service by December 31 of the year in which he or she reaches the age of 75.

•	Reviewing and making recommendations to the Board of Directors concerning Director compensation and expenses, including:

– annual Director fees;

– supplemental compensation for Committee service;

– supplemental compensation for serving as a Committee Chair;

– Board or Committee meeting attendance fees;

– daily Director service fees or per diem amounts, as contemplated by the Board Compensation Policy; and

– expense reimbursement.

•	Annually reviewing and, as appropriate, recommending changes to its Charter.

Process for Review of Operating Company Board Service

From time to time, an Independent Director or Non-Management Director may be asked to serve on an operating company Board. Subject to confidentiality considerations, such Director is encouraged to notify the Chair of the Committee and Independent Directors’ counsel as promptly as possible. The Committee Chair will work with counsel to coordinate appropriate communications with management, the Board Chair and the Committee. At the conclusion of this process (and during the process, as appropriate), the Committee Chair will communicate with the Director.

THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT-2

THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT-10

THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT-11

Prudential Retirement Services

30 Scranton Office Park

Scranton, PA 18507-1789

VOTING INSTRUCTION FORM

SPECIAL MEETING OF PERSONS HAVING VOTING RIGHTS (MEETING)

NOVEMBER 26, 2014

THIS PROXY IS SOLICITED ON BEHALF OF THE COMMITTEE MEMBERS OF THE PRUDENTIAL VARIABLE CONTRACT ACCOUNTS LISTED IN THE ACCOMPANYING PROXY STATEMENT (EACH AN “ACCOUNT” AND TOGETHER, THE “ACCOUNTS”). The undersigned hereby appoints Jonathan D. Shain, Claudia DiGiacomo and Deborah A. Docs as Proxies, each with the power of substitution, and hereby authorizes each of them to represent and to vote, as designated on the reverse side, all of the Units, of the Account held of record by the undersigned on September 12, 2014, at the Meeting to be held on November 26, 2014 or any adjournment thereof.

THE UNITS REPRESENTED BY THIS PROXY, WHEN THIS PROXY IS PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. THE PROXY WILL BE VOTED FOR THE NOMINEES AND FOR PROPOSALS 2 AND 3 IF YOU DO NOT SPECIFY OTHERWISE. PLEASE REFER TO THE PROXY STATEMENT DATED OCTOBER 1, 2014 FOR DISCUSSION OF EACH PROPOSAL. THE PROXY STATEMENT IS AVAILABLE AT WWW.PRUDENTIALFUNDS.COM/FUNDCHANGES.

IF VOTING BY MAIL, PLEASE MARK, SIGN AND DATE THIS VOTING INSTRUCTION FORM WHERE INDICATED AND RETURN IT PROMPTLY USING THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournment thereof. If you simply sign and date the voting instruction form but give no voting instructions, your shares will be voted in favor of the Proposals and in accordance with the views of management upon any unexpected matters that come before the Meeting or adjournment of the Meeting.

PRUDENTIAL INVESTMENTS LLC

GATEWAY CENTER THREE

100 MULBERRY STREET

NEWARK, NJ 07102-4077

TO VOTE BY TELEPHONE

1) Read the Proxy Statement and have the voting instruction form below at hand.

2) Call 1-800-690-6903

3) Enter the control number set forth on the voting instruction form and follow the simple instructions.

TO VOTE BY INTERNET

1) Read the Proxy Statement and have the voting instruction form below at hand.

2) Go to Website www.proxyvote.com

3) Enter the control number set forth on the voting instruction form and follow the simple instructions.

TO VOTE BY MAIL

1) Read the Proxy Statement.

2) Check the appropriate boxes on the voting instruction form below.

3) Sign and date the voting instruction form.

4) Return the voting instruction form in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS VOTING INSTRUCTION FORM IS VALID ONLY WHEN SIGNED AND DATED.

                     ACCOUNT

THE COMMITTEE MEMBERS RECOMMEND A VOTE FOR ALL OF THE NOMINEES AND EACH OF THE PROPOSALS

Proposal No. 1

To elect twelve Committee Members.

Nominees:

01) Ellen S. Alberding

02) Kevin J. Bannon

03) Linda W. Bynoe

04) Keith F. Hartstein

05) Michael S. Hyland

06) Stephen P. Munn

07) James E. Quinn

08) Richard A. Redeker

09) Stephen G. Stoneburn

10) Grace C. Torres

11) Stuart S. Parker

12) Scott E. Benjamin

FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT	TO WITHHOLD AUTHORITY TO VOTE, MARK “FOR ALL EXCEPT” AND WRITE THE NOMINEE’S NUMBER ON THE LINE BELOW.
/ /	/ /	/ /

Proposal No. 2

To approve a policy to permit PI to enter into, or make material changes to, subadvisory agreements with subadvisers that are wholly-owned subsidiaries of Prudential Investments LLC or a sister company without contractholder approval.

FOR	AGAINST	ABSTAIN

☐	☐	☐

Proposal No. 3

To approve a proposal to designate the Account’s investment objective as a non-fundamental policy of the Account.

FOR	AGAINST	ABSTAIN

☐	☐	☐

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in full partnership name by authorized person.

Please be sure to sign and date this Proxy.

SIGNATURE (PLEASE SIGN WITHIN BOX)	DATE

SIGNATURE (JOINT OWNERS)	DATE